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                                                                    EXHIBIT 32.1


 CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, William J. Lansing, Chief Executive Officer of ValueVision Media, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Annual Report on Form 10-K of the Company for the annual period ended January 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                    /s/ WILLIAM J. LANSING
                    -----------------------------------------------------
                    William J. Lansing
                    Chief Executive Officer
                    and President (Principal Executive Officer)

April 15, 2005